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                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT




                                                                                                   Settlement Date         8/31/01
                                                                                                   Determination Date      9/12/01
                                                                                                   Distribution Date       9/17/01



I.      All Payments on the Contracts                                                                                  9,095,382.16
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              288,034.10
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                              0.00
V.      Servicer Monthly Advances                                                                                        156,343.40
VI.     Distribution from the Reserve Account                                                                                  0.00
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               87,328.81
VIII.   Transfers to the Pay-Ahead Account                                                                               (81,578.93

IX.     Less:  Investment Earnings distributions                                                                               0.00
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $9,545,509.54
                                                                                                                    ===============



DISTRIBUTION AMOUNTS                                                            Cost per $1000
--------------------------------------------                                    --------------

1.   (a)  Class A-1 Note Interest Distribution                                                               0.00
     (b)  Class A-1 Note Principal Distribution                                                              0.00
          Aggregate Class A-1 Note Distribution                                   0.00000000                                   0.00

2.   (a)  Class A-2 Note Interest Distribution                                                               0.00
     (b)  Class A-2 Note Principal Distribution                                                              0.00
          Aggregate Class A-2 Note Distribution                                   0.00000000                                   0.00

3.   (a)  Class A-3 Note Interest Distribution                                                               0.00
     (b)  Class A-3 Note Principal Distribution                                                              0.00
          Aggregate Class A-3 Note Distribution                                   0.00000000                                   0.00

4.   (a)  Class A-4 Note Interest Distribution                                                               0.00
     (b)  Class A-4 Note Principal Distribution                                                              0.00
          Aggregate Class A-4 Note Distribution                                   0.00000000                                   0.00

5.   (a)  Class A-5 Note Interest Distribution                                                               0.00
     (b)  Class A-5 Note Principal Distribution                                                              0.00
          Aggregate Class A-5 Note Distribution                                   0.00000000                                   0.00

6.   (a)  Class A-6 Note Interest Distribution                                                               0.00
     (b)  Class A-6 Note Principal Distribution                                                              0.00
          Aggregate Class A-6 Note Distribution                                   0.00000000                                   0.00

7.   (a)  Class A-7 Note Interest Distribution                                                               0.00
     (b)  Class A-7 Note Principal Distribution                                                              0.00
          Aggregate Class A-7 Note Distribution                                   0.00000000                                   0.00

8.   (a)  Class A-8 Note Interest Distribution                                                         413,637.07
     (b)  Class A-8 Note Principal Distribution                                                      7,844,842.04
          Aggregate Class A-8 Note Distribution                                  97.15857782                           8,258,479.11

9.   (a)  Class A-9 Note Interest Distribution                                                         321,266.67
     (b)  Class A-9 Note Principal Distribution                                                              0.00
          Aggregate Class A-9 Note Distribution                                   5.26666667                             321,266.67

10. (a)  Class A-10 Note Interest Distribution                                                         345,041.67
    (b)  Class A-10 Note Principal Distribution                                                              0.00
         Aggregate Class A-10 Note Distribution                                   5.30833333                             345,041.67

11. (a)  Class B Certificate Interest Distribution                                                     244,679.31
    (b)  Class B Certificate Principal Distribution                                                          0.00
         Aggregate Class B Certificate Distribution                               5.45000000                             244,679.31

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

12.  Servicer Payment
       (a)  Servicing Fee                                                                             104,403.57
       (b)  Reimbursement of prior Monthly Advances                                                   210,975.84
               Total Servicer Payment                                                                                   315,379.41

13.  Deposits to the Reserve Account                                                                                     60,663.38

Total Distribution Amount                                                                                            $9,545,509.54
                                                                                                                    ==============

Reserve Account distributions:
-------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                   7,783.11
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       52,880.27
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                              3,593.14
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  24,412.63
                        Total Amounts to Sellers(Chase USA & Chase Manhattan Bank)                                      $88,669.15
                                                                                                                       ===========


                 INTEREST
--------------------------------------------

1.   Current Interest Requirement
        (a) Class A-1 Notes    @            5.598%                                                          0.00
        (b) Class A-2 Notes    @            5.852%                                                          0.00
        (c) Class A-3 Notes    @            5.919%                                                          0.00
        (d) Class A-4 Notes    @            6.020%                                                          0.00
        (e) Class A-5 Notes    @            6.050%                                                          0.00
        (f) Class A-6 Notes    @            6.130%                                                          0.00
        (g) Class A-7 Notes    @            6.140%                                                          0.00
        (h) Class A-8 Notes    @            6.230%                                                     13,637.07
        (i) Class A-9 Notes    @            6.320%                                                    321,266.67
        (j) Class A-10 Notes   @            6.370%                                                    345,041.67
                     Aggregate Interest on Notes                                                                      1,079,945.41
        (k) Class B Certificates @          6.540%                                                                      244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                                 0.00
        (b) Class A-2 Notes                                                                                 0.00
        (c) Class A-3 Notes                                                                                 0.00
        (d) Class A-4 Notes                                                                                 0.00
        (e) Class A-5 Notes                                                                                 0.00
        (f) Class A-6 Notes                                                                                 0.00
        (g) Class A-7 Notes                                                                                 0.00
        (h) Class A-8 Notes                                                                                 0.00
        (i) Class A-9 Notes                                                                                 0.00
        (j) Class A-10 Notes                                                                                0.00
        (k) Class B Certificates                                                                            0.00

3.   Total Distribution of Interest                                      Cost per $1000
                                                                         --------------
        (a) Class A-1 Notes                                                0.00000000                       0.00
        (b) Class A-2 Notes                                                0.00000000                       0.00
        (c) Class A-3 Notes                                                0.00000000                       0.00
        (d) Class A-4 Notes                                                0.00000000                       0.00
        (e) Class A-5 Notes                                                0.00000000                       0.00
        (f) Class A-6 Notes                                                0.00000000                       0.00
        (g) Class A-7 Notes                                                0.00000000                       0.00
        (h) Class A-8 Notes                                                4.86631853                 413,637.07
        (i) Class A-9 Notes                                                5.26666667                 321,266.67
        (j) Class A-10 Notes                                               5.30833333                 345,041.67
                     Total Aggregate Interest on Notes                                                                1,079,945.41
        (k) Class B Certificates                                           5.45000000                                   244,679.31



                 PRINCIPAL
--------------------------------------------
                                                                     No. of Contracts
                                                                     ----------------
1.   Amount of Stated Principal Collected                                                           2,774,247.95
2.   Amount of Principal Prepayment Collected                                 256                   4,403,763.84
3.   Amount of Liquidated Contract                                             21                     666,830.25
4.   Amount of Repurchased Contract                                            0                            0.00

       Total Formula Principal Distribution Amount                                                                    7,844,842.04

5.   Principal Balance before giving effect to Principal Distribution                           Pool Factor
                                                                                                -----------
        (a) Class A-1 Notes                                                                      0.0000000                    0.00
        (b) Class A-2 Notes                                                                      0.0000000                    0.00
        (c) Class A-3 Notes                                                                      0.0000000                    0.00
        (d) Class A-4 Notes                                                                      0.0000000                    0.00

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


        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.9373326          79,673,272.85
        (i) Class A-9 Notes                                                                       1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                      1.0000000          65,000,000.00
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                   0.00
        (b) Class A-2 Notes                                                                                                   0.00
        (c) Class A-3 Notes                                                                                                   0.00
        (d) Class A-4 Notes                                                                                                   0.00
        (e) Class A-5 Notes                                                                                                   0.00
        (f) Class A-6 Notes                                                                                                   0.00
        (g) Class A-7 Notes                                                                                                   0.00
        (h) Class A-8 Notes                                                                                                   0.00
        (i) Class A-9 Notes                                                                                                   0.00
        (j) Class A-10 Notes                                                                                                  0.00
        (k) Class B Certificates                                                                                              0.00

7.   Principal Distribution                                                   Cost per $1000
                                                                              --------------
        (a) Class A-1 Notes                                                     0.00000000                                    0.00
        (b) Class A-2 Notes                                                     0.00000000                                    0.00
        (c) Class A-3 Notes                                                     0.00000000                                    0.00
        (d) Class A-4 Notes                                                     0.00000000                                    0.00
        (e) Class A-5 Notes                                                     0.00000000                                    0.00
        (f) Class A-6 Notes                                                     0.00000000                                    0.00
        (g) Class A-7 Notes                                                     0.00000000                                    0.00
        (h) Class A-8 Notes                                                    92.29225929                            7,844,842.04
        (i) Class A-9 Notes                                                     0.00000000                                    0.00
        (j) Class A-10 Notes                                                    0.00000000                                    0.00
        (k) Class B Certificates                                                0.00000000                                    0.00

8.   Principal Balance after giving effect to Principal Distribution                             Pool Factor
                                                                                                 -----------
        (a) Class A-1 Notes                                                                       0.0000000                   0.00
        (b) Class A-2 Notes                                                                       0.0000000                   0.00
        (c) Class A-3 Notes                                                                       0.0000000                   0.00
        (d) Class A-4 Notes                                                                       0.0000000                   0.00
        (e) Class A-5 Notes                                                                       0.0000000                   0.00
        (f) Class A-6 Notes                                                                       0.0000000                   0.00
        (g) Class A-7 Notes                                                                       0.0000000                   0.00
        (h) Class A-8 Notes                                                                       0.8450404          71,828,430.81
        (i) Class A-9 Notes                                                                       1.0000000          61,000,000.00
        (j) Class A-10 Notes                                                                      1.0000000          65,000,000.00
        (k) Class B Certificates                                                                  1.0000000          44,895,285.54



                 POOL DATA
--------------------------------------------                                                         Aggregate
                                                                             No.of Contracts     Principal Balance
1.   Pool Stated Principal Balance as of                   8/31/01                9,611           242,723,716.35

2.   Delinquency Information                                                                                       % Delinquent
                                                                                                                   ------------
              (a) 31-59 Days                                                        86               1,916,770.54      0.790%
              (b) 60-89 Days                                                        35                 797,388.30      0.329%
              (c) 90-119 Days                                                       22                 637,123.50      0.262%
              (d) 120 Days +                                                        71               2,172,387.67      0.895%


3.   Contracts Repossessed during the Due Period                                    16                 555,093.68

4.   Current Repossession Inventory                                                 37               1,379,088.68

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables                   21                 666,830.25
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                     288,034.10
                                                                                               -------------------
       Total Aggregate Net Losses for the preceding Collection Period                                                   378,796.15

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                    2,439,436.32

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)             971                               14,702,585.63

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                            9.189%

9.   Weighted Average Remaining Term to Maturity of all Outstanding Contracts                                               89.935

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


             TRIGGER ANALYSIS
--------------------------------------------
1.  (a)  Average Delinquency Percentage                                   2.105%
    (b)  Delinquency Percentage Trigger in effect ?                                       YES

2.  (a)  Average Net Loss Ratio                                           0.060%
    (b)  Net Loss Ratio Trigger in effect ?                                                NO
    (c)  Net Loss Ratio (using ending Pool Balance)                       0.119%

3.  (a)  Servicer Replacement Percentage                                  0.111%
    (b)  Servicer Replacement Trigger in effect ?                                          NO



               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                          104,403.57

2.   Servicer Advances                                                                                               156,343.40

3.   (a)  Opening Balance of the Reserve Account                                                                   8,973,952.86
     (b)  Deposits to the Reserve Account                                                            60,663.38
     (c)  Investment Earnings in the Reserve Account                                                 28,005.77
     (d)  Distribution from the Reserve Account                                                     (88,669.15)
     (e)  Ending Balance of the Reserve Account                                                                    8,973,952.86

4.   Specified Reserve Account Balance                                                                             8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                   254,347.75
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                              81,578.93
     (c)  Investment Earnings in the Pay-Ahead Account                                                    0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                            (87,328.81)
     (e)  Ending Balance in the Pay-Ahead Account                                                                   248,597.87
